Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies:

Minimum contractual charter revenues: The Company employs certain of its vessels under lease agreements. Time charters typically may provide for variable lease payments, charterers’ options to extend the lease terms at higher rates and termination clauses. The Company’s contracted time charters as of December 31, 2021, range from one to three months, with varying extension periods at the charterers’ option and do not provide for variable lease payments. Our time charters contain customary termination clauses which protect either the Company or the charterers from material adverse situations.

Future minimum contractual charter revenues, gross of 1.25% address commission and 1.25% brokerage commissions to Maritime and of any other brokerage commissions to third parties, based on the vessels’ committed, non-cancelable, long-term time charter contracts as of December 31, 2021, are as follows:

Year ending December 31,	Amount
2022	$174
$174

Other: Various claims, suits and complaints, including those involving government regulations and environmental liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims not covered by insurance or contingent liabilities, which should be disclosed, or for which a provision has not been established in the accompanying Consolidated Financial Statements.